UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 19, 2013

____________________________

ATHERONOVA INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 19, 2013, AtheroNova Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which five proposals were presented to the Company’s shareholders for consideration. The five matters presented were (1) the election of eight directors to hold office until the 2014 Annual Meeting of Shareholders and until their respective successors have been elected, (2) approval of an amendment to the Company’s 2010 Stock Incentive Plan to increase the maximum number of shares reserved for issuance under the Plan from 4,362,964 to 7,362,964, (3) a proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the year ending December 31, 2013, (4) a proposal to approve, on an advisory basis, the compensation of the executive officers of the Company, and (5) a proposal to approve, on an advisory basis, a three-year frequency of the submission to shareholders of an advisory vote on the compensation of the executive officers of the Company. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 9, 2013.

(1)	Election of the directors of the Company:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas W. Gardner	24,378,592	26,800	4,900	4,578,199
Alexander Polinsky	24,401,592	1,800	6,900	4,578,199
Boris Ratiner, M.D.	24,376,592	26,800	6,900	4,578,199
Chaim Davis	24,403,467	1,925	4,900	4,578,199
Gary Freeman	24,403,467	1,925	4,900	4,578,199
Paul DiPerna	24,403,592	1,800	4,900	4,578,199
Johan (Thijs) M. Spoor	20,866,592	3,536,800	6,900	4,578,199
Fred Knoll	24,380,192	25,200	4,900	4,578,199

(2)

Approval of an Amendment to the 2010 Stock Incentive Plan: The proposal to amend the maximum number of shares for issuance under the 2010 Stock Incentive Plan from 4,362,964 to 7,362,964 was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,216,594	3,829,943	363,755	4,578,199

(3)

Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
28,937,423	45,237	5,831

(4)

Approval, on an Advisory Basis, of the Compensation of the Executive Officers: The proposal to approve, on an advisory basis, the compensation of the executive officers of the Company was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,858,492	3,546,900	4,900	4,578,199

(5)

Approval, on an Advisory Basis, of the Frequency of the Advisory Vote on Compensation of the Executive Officers: The proposal to ratify the resolution approving, on an advisory basis, a vote at each third annual meeting hereafter to approve the compensation of the executive officers of the Company was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
20,742,367	3,663,025	4,900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: June 25, 2013	By:	/s/ Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary